Exhibit 1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Woodward Capital Management LLC (the “Sponsor”) WCMPL LLC (the “Depositor”) 1090 Woodward Avenue, Suite 200 Detroit, Michigan 48226	1 October 2025

Re:	RCKTL 2025-2 (the “Issuer”)

Asset-Backed Notes, Series 2025-2 (the “Notes”) and Asset-Backed Certificates, Series R-1 and Series R-2 (the “Certificates,” together with the Notes, the “Securities”)

Sample Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, Truist Securities, Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of unsecured fixed-rate personal loans (the “Portfolio Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.	Labeled “2025-09-16 - Final Pool Origination View (2025-09-15 Cutoff).csv” and the corresponding record layout and decode information, as applicable (the “Origination Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the close of business on or around 15 September 2025 (the “Cut-Off Date”) relating to the Portfolio Loans and
ii.	Labeled “2025-09-16 - Final Pool Servicing View (2025-09-15 Cutoff).csv” and the corresponding record layout and decode information, as applicable (the “Servicing Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cut-Off Date relating to the Portfolio Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The promissory note or other related documents (collectively and as applicable, the “Promissory Note”),
ii.	Certain printed screen shots of the borrower income summary information or other related documents (collectively and as applicable, the “Income Summary”) and
iii.	The borrower credit report or other related documents (collectively and as applicable, the “Credit Report”)

as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Loans (as defined in Attachment A),

c.	Certain schedules and the corresponding layout and decode information, as applicable (collectively, the “Accounts Validation Schedule,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains current loan balance, remaining term and loan status information relating to each Sample Loan,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Portfolio Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Portfolio Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Portfolio Loans,
iii.	Whether the originator(s) of the Portfolio Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Portfolio Loans that would be material to the likelihood that the issuer of the Notes and Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 October 2025

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Portfolio Loan on the Origination Data File, as applicable, with the corresponding information on the Servicing Data File. The Origination Data File, as adjusted, is hereinafter referred to as the “Data File.”

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Portfolio Loans from the Data File (the “Sample Loans”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Loans or the methodology they instructed us to use to select the Sample Loans from the Data File.

For the purpose of the procedures described in this report, the 150 Sample Loans are referred to as Sample Loan Numbers 1 through 150.

3.	For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Data File Field Name	Source(s)

Loan number	LoanID	Promissory Note

Original loan balance	OriginalBalance	Promissory Note

Original term	OriginalTerm	Promissory Note

Maturity date	StaticMaturityDate	Promissory Note

Borrower state	State	Promissory Note

Interest rate	InterestRate	Promissory Note

Current loan balance	UnpaidPrincipalBalance	Accounts Validation Schedule

Remaining term	RemainingTerm	Accounts Validation Schedule

Loan origination date	OriginationDate	Promissory Note

Scheduled monthly payment amount	OriginalMonthlyPayment	Promissory Note

Loan status	DaysPastDue	Accounts Validation Schedule

Credit score	CreditScore	Credit Report

Borrower income	annualIncome	Income Summary

Notes:

i.	The loan number Sample Characteristic is for identification purposes only.

ii.	For the purpose of comparing the loan status Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a loan status value:
a.	Of “0,” as shown on the Data File, if the corresponding loan status value, as shown on the Accounts Validation Schedule, was “Current” and
b.	Other than “0,” as shown on the Data File, if the corresponding loan status value, as shown on the Accounts Validation Schedule, was “Other.”

iii.	For the purpose of comparing the borrower income Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $6.00 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.